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Exhibit A

AGREEMENT REGARDING THE JOINT FILING OF
SCHEDULE 13D

The undersigned hereby agree as follows:

     (i) Each of them is individually eligible to use the Schedule 13D to which this Exhibit is attached, and such Schedule 13D is filed on behalf of each of them; and

    (ii) Each of them is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

Date: November 5, 2001	FRONTENAC VI LIMITED PARTNERSHIP
	By:	Frontenac Company
	Its:	General Partner
	By:	/s/ Karen C. Fanelli, under Power of Attorney for Frontenac Company VIII, L.L.C.
FRONTENAC COMPANY
	By:	/s/ Karen C. Fanelli, under Power of Attorney for Frontenac Company VIII, L.L.C.
FRONTENAC VIII LIMITED PARTNERSHIP
	By:	Frontenac VIII Partners, L.P.
	Its:	General Partner
	By:	Frontenac Company VIII, L.L.C.
	Its:	General Partner
	By:	/s/ Karen C. Fanelli, under Power of Attorney for Frontenac Company VIII, L.L.C.

FRONTENAC MASTERS VIII LIMITED PARTNERSHIP
By:	Frontenac VIII Partners, L.P.
Its:	General Partner
By:	Frontenac Company VIII, L.L.C.
Its:	General Partner
By:	/s/ Karen C. Fanelli, under Power of Attorney for Frontenac Company VIII, L.L.C.
FRONTENAC VIII PARTNERS, L.P.
By:	Frontenac Company VIII, L.L.C.
Its:	General Partner
By:	/s/ Karen C. Fanelli, under Power of Attorney for Frontenac Company VIII, L.L.C.
FRONTENAC COMPANY VIII, L.L.C.
By:	/s/ Karen C. Fanelli, under Power of Attorney for Frontenac Company VIII, L.L.C.
Karen C. Fanelli, under Power of Attorney for:
Paul D. Carbery James E. Cowie James E. Crawford III Rodney L. Goldstein David S. Katz Martin J. Koldyke Martin Laird Koldyke Laura P. Pearl Jeremy H. Silverman

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AGREEMENT REGARDING THE JOINT FILING OF SCHEDULE 13D